Exhibit 99.2

Shareholder Update
November 2009

Forward-Looking Statements
Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates, guidance or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following:
changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations;
failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate;
increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects;
increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda
● Opening Comments
● Market Review
● Miscellaneous

Opening Comments
Summary
● A Very Quiet Quarter at James River Coal Company
● A Very Quiet Quarter at James River Coal Company
● Continuing our Strong Financial Performance
● Continuing our Strong Financial Performance
● Reached Agreements to Sell 428,000 Tons of CAPP at an Average Price of
 $73.16 Per Ton and 1.5 Million Tons of ILB at an Average of $44.57 Per
 Ton
● Reached Agreements to Sell 428,000 Tons of CAPP at an Average Price of
 $73.16 Per Ton and 1.5 Million Tons of ILB at an Average of $44.57 Per
 Ton
● Continuing to Make Minor Adjustments to Production Schedules in
 Response to Soft Coal Markets
● Continuing to Make Minor Adjustments to Production Schedules in
 Response to Soft Coal Markets
● Continuing to Maintain Close Relationships with Domestic Utility Customers and International Market Participants
● Continuing to Maintain Close Relationships with Domestic Utility Customers and International Market Participants
● Continuing to Position JRCC for the Next Strong Market Cycle Through
 Investments in our People and our Fleet of Equipment
● Continuing to Position JRCC for the Next Strong Market Cycle Through
 Investments in our People and our Fleet of Equipment

Agenda
● Operations Review
● Market Review
● Opening Comments
● Miscellaneous

Operations Review
Q-3 Safety
● Continued Strong Trend in Safety Performance
● Continued Strong Trend in Safety Performance
● NFDL Rate Reduced 36% Over 2008, Well Below National
 Average
● NFDL Rate Reduced 36% Over 2008, Well Below National
 Average
● McCoy, Triad Underground and James River Coal Service had
 Zero Lost Time Accidents for the Quarter
● McCoy, Triad Underground and James River Coal Service had
 Zero Lost Time Accidents for the Quarter
● Mine 16 (McCoy) Awarded Safest Underground Mine in Pikeville
 District for 2008 by Kentucky OMSL
● Mine 16 (McCoy) Awarded Safest Underground Mine in Pikeville
 District for 2008 by Kentucky OMSL
● Beechfork (Bledsoe) Awarded Safest Underground Mine in
 Barboursville District for 2008 by Kentucky OMSL
● Beechfork (Bledsoe) Awarded Safest Underground Mine in
 Barboursville District for 2008 by Kentucky OMSL

Operations Review
Q-3 Central Appalachia
● Reduced Costs $1.82 a Ton While Cutting Production by 81,000 Tons
● Reduced Costs $1.82 a Ton While Cutting Production by 81,000 Tons
● Managed Inventories Through Adjustments to Operating Schedules
● Managed Inventories Through Adjustments to Operating Schedules
● CAPP Mines Idled for One Unplanned Day During Q-3
● CAPP Mines Idled for One Unplanned Day During Q-3
● Began Construction of a New Impoundment for McCoy
● Began Construction of a New Impoundment for McCoy
● Began Production at Jellico Underground Replacement Mine at Bell
● Began Production at Jellico Underground Replacement Mine at Bell
● Completed Development of New Portal for Mine 75 at Blue Diamond
● Completed Development of New Portal for Mine 75 at Blue Diamond
● Permitting Delays Continue Both on State and Federal Level
● Permitting Delays Continue Both on State and Federal Level

Operations Review
Q-3 Illinois Basin
● Managed Production to Match Shipping Schedules
● Managed Production to Match Shipping Schedules
● Surface Production Decreased from Q-2 While Underground
 Production Increased
● Surface Production Decreased from Q-2 While Underground
 Production Increased
● Continued Development of the Freelandville West Underground
 Mine Site
● Continued Development of the Freelandville West Underground
 Mine Site
● Costs Increased $1.34 a Ton Due Mainly to Decreased Surface
 Production and Increased Repair & Maintenance Activities
● Costs Increased $1.34 a Ton Due Mainly to Decreased Surface
 Production and Increased Repair & Maintenance Activities

Agenda
● Operations Review
● Market Review
● Opening Comments
● Miscellaneous

Market Review
EPA Seeks to Appoint an Ad Hoc Science
Panel to Study Surface Mining
Vietnam Raises Coal Prices
to Reduce Exports
News and Notes
EPA Revokes Validly Issued Permit
Eskom (South Africa) to Increase Their Coal Burn
From 125 Million Tons Today to 200 Million Tons in 2018
European Court Repeals
Cuts in CO² Caps
Watch Russia Not India
South Korea Substantially Increases
Their Coking Coal Imports
Somali Pirates Capture Ship
Loaded with Coal
Russia Building New Rail Tunnels to
Increase Exports to Asia

Market Review
2009 Net CAPP to South Atlantic Utilities
Source: Genscape
Source: Genscape

CAPP
Midwest
Market Review
New Sales Commitments
 ● Sold 389,000 Tons for 2010 at $72.62
 ● Sold 389,000 Tons for 2010 at $72.62
 ● Sold 39,000 Tons for 2011 at $78.57
 ● Sold 39,000 Tons for 2011 at $78.57
 ● Sold 1,000,000 Tons for 2011 at $44.36
 ● Sold 1,000,000 Tons for 2011 at $44.36
 ● Sold 500,000 Tons for 2012 at $45.00
 ● Sold 500,000 Tons for 2012 at $45.00
We Have Seen an Improvement in the Market
For Industrial Stoker Coal and Crossover Met Blends

Market Review
*
Our Summary View of The World
Today
Today
Phase I
Phase II
Phase III
Phase IV
Demand Falls
Demand Falls
Hard
Hard
Inventories
Adjust
Inventories
Adjust
Supply Falls
Supply Falls
Hard
Hard
Markets
Adjust
Markets
Adjust

Market Review
Our Summary View of The World
● The Eastern U.S. Thermal Coal Market Continues to Need an
 Overall Shift of +/- 30 Million Tons to Improve
● The Eastern U.S. Thermal Coal Market Continues to Need an
 Overall Shift of +/- 30 Million Tons to Improve
● The Most Likely Source of This Shift Will be a Combination of:
● The Most Likely Source of This Shift Will be a Combination of:
 - Lower CAPP Production
 - Lower CAPP Production
 - Less Fuel Switching to Natural Gas
 - Less Fuel Switching to Natural Gas
 - Improved Electric Generation for Industrial Activity
 - Improved Electric Generation for Industrial Activity
 - Crossover (Flex) Tons Moving into the Met Market
 - Crossover (Flex) Tons Moving into the Met Market
We Believe that the Market Will Adjust in Late 2010 or Early 2011.
Our Contract Portfolio Gives Us Flexibility to Manage Through the Downturn

Agenda
● Operations Review
● Market Review
● Opening Comments
● Miscellaneous

Temporary Change to Shareholder Rights Plan
● Lower Threshold From 20% to 4.9%
● Lower Threshold From 20% to 4.9%
● Temporary Change That Will Expire on December 5, 2010
● Temporary Change That Will Expire on December 5, 2010
● Necessary to Protect Substantial Tax Assets
● Necessary to Protect Substantial Tax Assets
 - Regular Net Operating Loss (NOL) Tax Carryforwards of
 approximately $240 Million
 - Regular Net Operating Loss (NOL) Tax Carryforwards of
 approximately $240 Million
 - Alternative Minimum Tax (AMT) NOL’s of
 approximately $150 Million
 - Alternative Minimum Tax (AMT) NOL’s of
 approximately $150 Million
Miscellaneous

Miscellaneous
Upcoming Investor Conferences and Meetings (Webcast May be Accessed at www.jamesrivercoal.com)
November 05, 2009	Davenport and Company 4th Annual Metals and Mining Conference	New York
November 10, 2009	Raymond James 2nd Annual Coal Investors Conference	New York
November 30, 2009	Macquarie Global Metals and Mining Conference	New York
December 01, 2009	UBS Coal 1 on 1 Conference	Boston
December 02, 2009	Bank of America 2009 Credit Conference	New York

Late February	4th Quarter Earnings Release 2010 Guidance

Question and Answer
Session